LETTER OF TRANSMITTAL
                                    TO TENDER

                   ALL OUTSTANDING AMERICAN DEPOSITARY SHARES
         (EACH AMERICAN DEPOSITARY SHARE REPRESENTING ONE CLASS A SHARE)
                                       OF
                      ANANGEL-AMERICAN SHIPHOLDINGS LIMITED
                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 12, 2002
                                       BY
                            SUPERIOR NAVIGATION LTD.


--------------------------------------------------------------------------------
              THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
  MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 29, 2002, UNLESS THE OFFER IS
                                   EXTENDED.
--------------------------------------------------------------------------------


                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

            By Mail:                                        By Hand:                                 By Overnight Delivery:
            -------                                         -------                                  ---------------------

      THE BANK OF NEW YORK                            THE BANK OF NEW YORK                            THE BANK OF NEW YORK
  Tender & Exchange Department                    Tender & Exchange Department                    Tender & Exchange Department
         P.O. Box 11248                             1 Wall Street, 3rd Floor                     385 Rifle Camp Road, 5th Floor
      Church Street Station                         New York, New York 10286                     West Paterson, New Jersey 07424
  New York, New York 10286-1248

                                                         By Facsimile:
                                                (For Eligible Institutions only)
                                                       +1 (973) 247-4077

                                                     For Confirmation Only
                                                           Telephone:
                                                       +1 (973) 247-4075


------------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF ADSS BEING TENDERED
------------------------------------------------------------------ -----------------------------------------------------------------
                             ADSS TENDERED                                       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                 (ATTACH ADDITIONAL LIST IF NECESSARY)                       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)
                                                                                              ON THE CERTIFICATE(S))
------------------------------------------------------------------ -----------------------------------------------------------------
      CERTIFICATE           TOTAL NUMBER          NUMBER OF SHARES
                              OF SHARES
                            EVIDENCED BY
      NUMBER(S) *         CERTIFICATE(S) *            TENDERED**
------------------------ -------------------- --------------------------

------------------------ -------------------- --------------------------

------------------------ -------------------- --------------------------

------------------------ -------------------- --------------------------

--------------------------------------------- --------------------------
         TOTAL ADSS TENDERED
------------------------------------------------------------------------------------------------------------------------------------
*     Need not be completed by Book-Entry Holders.
**    Unless otherwise indicated, it will be assumed that all ADSs evidenced by any certificate(s) delivered to the Depositary are being tendered. See
      Instruction 4 of this Letter of Transmittal.
------------------------------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of certificates representing American Depository Shares ("ADSs") (as such term is defined in the Offer to Purchase) (such holders of ADSs, collectively, the "Holders"), either if certificates for ADSs are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of ADSs are to be made by book-entry transfer into the account of The Bank of New York, as depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Offer--Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase. Holders who tender ADSs by book-entry transfer are referred to herein as "Book-Entry Holders" and other Holders are referred to herein as "Certificate Holders."

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_] CHECK HERE IF ADSS ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name(s) of Tendering Institution __________________________________________

     DTC Account Number ___________________  Transaction Code Number ___________

     Any Holders who desire to tender ADSs and whose certificate(s) evidencing such ADSs (the "Certificates") are not immediately available, or who cannot comply with the procedures for book-entry transfer described in the Offer to Purchase on a timely basis, may nevertheless tender such ADSs by following the procedures for guaranteed delivery set forth in Section "The Offer--Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

[_] CHECK HERE IF ADSS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)_________________________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Institution which Guaranteed Delivery___________________________________

Account Number (if delivered by Book-Entry Transfer)____________________________

Transaction Code Number_________________________________________________________


[_] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR DESTROYED CERTIFICATES. SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Superior Navigation Ltd. (the "Offeror"), a Liberian company, the above-described ADSs of Anangel-American Shipholdings Limited (the "Company"), a company organized under the laws of the Cayman Islands, on the terms and subject to the conditions set forth in the Offer to Purchase, dated February 12, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended and supplemented from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of, and payment for, the ADSs tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the ADSs that are being tendered hereby and any and all dividends, distributions, rights, or other securities issued or issuable in respect of such ADSs on or after February 12, 2002 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver Certificates and all Distributions, or transfer ownership of such ADSs and all Distributions, on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidence of transfers and authenticity to, or upon the order of, the Offeror, (b) present such ADSs and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

     The undersigned hereby irrevocably appoints each designee of the Offeror as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to transfer the ADSs, or, to vote the ADSs as described below, in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the ADSs and all Distributions tendered hereby and accepted for payment and paid by the Offeror prior to the time of such vote or action. All such proxies and powers of attorney shall be considered coupled with an interest in the tendered ADSs and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment and delivery of such ADSs and all Distributions in accordance with the terms of the Offer. Such acceptance for payment by the Offeror shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such ADSs and all Distributions and no subsequent proxies or powers of attorney will be given or written consent executed (or, if given or executed, will not be deemed effective) with respect thereto by the undersigned. The designees of the Offeror will, with respect to the ADSs for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's shareholders, by written consent or otherwise, and the Offeror reserves the right to require that, in order for ADSs or any Distributions to be deemed validly tendered, immediately upon the Offeror's acceptance for payment and delivery of such ADSs, the Offeror must be able to exercise all rights (including, without limitation, all voting rights and rights of conversion) with respect to such ADSs and receive all Distributions. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs and all Distributions tendered hereby and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment, and transfer of the ADSs and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the

Depositary for the account of the Offeror any and all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Offeror shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Offeror in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in "The Offer--Withdrawal Rights" of the Offer to Purchase, the tender of the ADSs and related Distributions hereby made is irrevocable.

     The undersigned understands that tenders of the ADSs pursuant to any of the procedures described in "The Offer--Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror on the terms and subject to the conditions set forth in the Offer. Without limiting the generality of the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be amended. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the ADSs tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of ADSs Being Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of ADSs Being Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Certificates not so tendered or not accepted for payment in the name(s) of, and deliver said check and/or return such Certificates to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any ADSs tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any ADSs from the name(s) of the registered holder(s) thereof if the Offeror does not accept for payment any of the ADSs so tendered. The undersigned agrees that tendering the ADSs pursuant to any of the procedures discussed in "The Offer--Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase and in the instructions hereto will constitute approval of the Offer by the undersigned in accordance with and for the purposes of Section 88 of the Companies Law (2001 Second Revision) of the Cayman Islands.


------------------------------------------------------------------------------------------------------------------------------------

           SPECIAL PAYMENT INSTRUCTIONS                                            SPECIAL PAYMENT INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                          (SEE INSTRUCTIONS 1, 5, 6 AND 7)
           To be completed ONLY if Certificate(s)                                 To be completed ONLY if Certificate(s) that
 that are tendered or that are not purchased and/or                     are tendered or that are not purchased and/or the check
 the check for the purchase price of ADSs purchased                     for the purchase price of ADSs purchased are to be
 are to be issued in the name of someone other than                     sent to someone other than the undersigned, or to the
 the undersigned or if ADSs tendered by book-entry                      undersigned at an address other than that shown under
 transfer which are not accepted for payment are to                     "Description of the ADSs Being Tendered."
 be returned by credit to an account maintained at
 the Book-Entry Transfer Facility other than that
 designated above.

Issue check and Certificate(s) to:                                      Mail Check and Certificate(s) to:

Name:                                                                   Name:
     -----------------------------------------------------                   ------------------------------------------------------
                     (Please Type or Print)                                                 (Please Type or Print)

Address:                                                                Address:
        --------------------------------------------------                      ---------------------------------------------------


                       (Include Zip Code)                                                     (Include Zip Code)
                                                         *
---------------------------------------------------------
          (Tax Identification or Social Security No.)
          (See Substitute Form W-9 Included Herewith)


---------------
*     Signature Guarantee required

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                    IMPORTANT
                               HOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)


Signature(s) of Holders(s):


Date:
     ------------------------------------------------


(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s):
         -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Capacity (Full Title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

----------------------------------       ---------------------------------------
(DAYTIME AREA CODE                              (TAX IDENTIFICATION OR
AND TELEPHONE NOS.)                              SOCIAL SECURITY NO.)




                            GUARANTEE OR SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                    ------------------------------------------------------------


Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                               (Include Zip Code)


Area Code and Telephone Number:
                               -------------------------------------------------


Date:                                     , 2002
     -------------------------------------




--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ADSs) of the ADSs tendered herewith and such Holder(s) have not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase. Certificates evidencing all physically tendered ADSs, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such ADSs into the Depositary's account at DTC, as well as this Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), and all other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time (as defined in "Important Information" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

     Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Time or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "Procedures for Tendering ADSs and Ordinary Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Time; and (iii) Certificates, as well as a Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, a Book-Entry Confirmation along with an Agent's Message), and all other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ADSS, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Other than as may be expressly permitted by the Offeror, no alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their ADSs for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of ADSs Being Tendered" is inadequate, the share Certificate numbers and/or the number of ADSs should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE HOLDERS ONLY; NOT APPLICABLE TO ADS HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the ADSs evidenced by any Certificate submitted are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such cases, new Certificate(s) evidencing the remainder of the ADSs that were evidenced by Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Time. All ADSs represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; SHARE POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered ADSs are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such ADSs.

     If this Letter of Transmittal or any Certificate or power of attorney regarding the Shares is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Certificate(s) evidencing the ADSs not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such Certificate(s) or powers of attorney regarding the Shares must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Offeror will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price of any ADSs purchased is to be made to or, in the circumstances permitted hereby, if Certificate(s) for the ADSs not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price for such ADSs if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR U.S. TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.


     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any ADSs tendered hereby is to be issued in the name of, and/or Certificates for the ADSs not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check and/or such Certificates for ADSs are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of ADSs Being Tendered," the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry Holder may request that ADSs not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Holder may designate under "Special Payment Instructions." If no such instructions are given, such ADSs not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent at the addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

     9. LOST, MUTILATED OR DESTROYED CERTIFICATES. If any Certificates have been lost, mutilated or destroyed, the Holder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of ADSs lost. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY HEREOF, TOGETHER WITH
           CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

                            IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a non-exempt shareholder that is a U.S. citizen or resident alien is required to provide the Depositary with such shareholder's correct TIN on the Substitute Form W-9. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and to backup withholding (at the appropriate rate, currently 30%) on the payment of any cash.

     The tendering shareholder must check the box in Part 3 if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Depositary is not provided with a TIN before payment is made, the Depositary will backup withhold (at the appropriate rate, currently 30%) on all payments to such tendering shareholders of any cash consideration due for their former shares.

     Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Depositary.

     Certain shareholders (including, for example, corporations and certain foreign individuals) are exempt from backup withholding requirements. In order for a foreign shareholder to qualify as an exempt recipient, such shareholder must submit a statement on IRS Form W-8BEN, W-8IMY (together with all appropriate attachments) or other appropriate Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. Holders are urged to consult their own tax advisors to determine whether they are exempt from, or otherwise not subject to, these backup withholding and reporting requirements. Additional Forms W-9, additional Forms W-8BEN, and Form W-8IMY may be obtained upon request from the Depositary.

     If backup withholding applies, the Depositary is required to withhold up to 30% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The paying Depositary cannot refund amounts withheld by reason of backup withholding.

                  TO BE COMPLETED BY ALL TENDERING U.S. PERSONS

------------------------------------------------------------------------------------------------------------------------------------
                                         PAYER'S NAME: THE BANK OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                              PART 1 - PLEASE PROVIDE YOUR TIN                    Social Security Number or Employer
FORM W-9                                IN THE BOX AT RIGHT AND                                  Identification Number
DEPARTMENT OF THE TREASURY              CERTIFY BY SIGNING AND DATING
 INTERNAL REVENUE SERVICE               BELOW

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION                                                                          __________________________
NUMBER ("TIN") AND
CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
                                        PART 2 - If you are exempt from backup             PART 3 - If you are awaiting TIN,
                                         withholding, please check the box: [_]            check : [_]
------------------------------------------------------------------------------------------------------------------------------------
                                        PART 4 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                        (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION
                                        NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME),
                                        (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I AM  EXEMPT FROM
                                        BACKUP WITHHOLDING, (II) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
                                        SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A
                                        FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (III) THE IRS HAS
                                        NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
                                        (3)     I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).
                                        CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under
                                        -reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                        --------------------------------------------------------------------------------------------
                                        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                        THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                        SIGNATURE
                                                  ----------------------------------------------------------------------------------

                                        DATED
                                             ---------------------------------------------------------------------------------------

                                        NAME (Please Print)
                                                           -------------------------------------------------------------------------

                                        ADDRESS
                                                ------------------------------------------------------------------------------------

                                        CITY, STATE AND ZIP CODE
                                                                 -------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
      ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
      SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature                              Dated                             , 2002
         -----------------------------      ----------------------------

--------------------------------------------------------------------------------

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number for the Payee
(You) to Give the Payer. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended.

------------------------------------------------------------------------------------------------------------------------------------
                      FOR THIS TYPE OF ACCOUNT:                                        GIVE THE SOCIAL SECURITY NUMBER OF
------------------------------------------------------------------------------------------------------------------------------------

        1.   Individual                                                The individual

        2.   Two or more individuals (joint account)                   The actual owner of the account or, if combined funds,
                                                                        the first individual on the account(1)

        3.   Custodian account of a minor (Uniform Gift                The minor(2)
              to Minors Act)

        4.   a.   The usual revocable savings trust                    The grantor-trustee(1)
                   account (grantor is also trustee)

             b.   So-called trust account that is not a legal          The actual owner(1)
                   or valid trust under state law

        5.   Sole proprietorship                                       The owner(3)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               GIVE THE EMPLOYER
                      FOR THIS TYPE OF ACCOUNT:                                             IDENTIFICATION NUMBER OF
------------------------------------------------------------------------------------------------------------------------------------

        6.   Sole proprietorship                                       The owner(3)

        7.   A valid trust, estate, or pension trust                   The legal entity(4)

        8.   Corporate                                                 The corporation

        9.   Association, club, religious, charitable,                 The organization
             educational, or other tax-exempt organization

        10.  Partnership                                               The partnership

        11.  A broker or registered nominee                            The broker or nominee

        12.  Account with the Department of Agriculture                The public entity
             in the name of a public entity (such as a state
             or local government, school district, or
             prison) that receives agricultural program
             payments
------------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                    GUIDELINES FOR CERTIFICATON OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form W-7, Application for IRS Individual Taxpayer Identification Number or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM (1-800-829-3676), and apply for a number. If you are asked to complete Substitute Form W-9 but do not have a TIN, but have already applied for a TIN or intend to apply for one soon, check the box in Part 3 of the Form.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:

o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
o    An international organization or any agency or instrumentality thereof.
o A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
o    A corporation.
o    A financial institution.
o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
o    A real estate investment trust.
o    A common trust fund operated by a bank under Section 584(a).
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o    A middleman known in the investment community as a nominee or custodian.
o A futures commission merchant registered with the Commodity Futures Trading Commission.
o    A foreign central bank of issue.
o A trust exempt from tax under Section 664 or described in Section 4947. Payments of dividends and patronage dividends generally exempt from backup withholding include:
o    Payments to nonresident aliens subject to withholding under Section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
o    Payments of patronage dividends not paid in money.
o    Payments made by certain foreign organizations.
o    Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and paid in the course of a trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
o    Payments described in Section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under Section 1451.
o    Payments made by certain foreign organizations.
o    Mortgage or student loan interest paid to you.
Certain other payments that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, GIVE THE PAYER THE COMPLETED FORM W-8BEN, W-8IMY (TOGETHER WITH ALL APPROPRIATE ATTACHMENTS) OR OTHER APPROPRIATE FORM W-8.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. - If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE


  Form W-8BEN                                  CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
                                                       FOR UNITED STATES TAX WITHHOLDING
  (Rev. December 2000)        > SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE. ? SEE SEPARATE INSTRUCTIONS.  OMB NO. 1545-1621
  Department of the Treasury      > GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT SEND TO THE IRS.
   Internal Revenue Service
------------------------------------------------------------------------------------------------------------------------------------
Do not use this form for:.........................................................................................Instead, use Form:
o  A U.S. citizen or other U.S. person, including a resident alien individual..................................................  W-9
o  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States............................................................................  W-8ECI
o  A foreign partnership, a foreign simple trust, or a foreign grantor trust
     (see instructions for exceptions)............................................................................  W-8ECI or W-8IMY
o  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions).............  W-8ECI or W-8EXP
NOTE:  These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
o  A person acting as an intermediary.......................................................................................  W-8IMY
NOTE:  See instructions for additional expenses.
------------------------------------------------------------------------------------------------------------------------------------
 PART I         IDENTIFICATION OF BENEFICIAL OWNER (SEE INSTRUCTIONS.)
------------------------------------------------------------------------------------------------------------------------------------
1  Name of individual or organization that is the beneficial owner              2    Country of incorporation or organization

------------------------------------------------------------------------------------------------------------------------------------
3  Type of beneficial owner:  [_] Individual     [_] Corporation  [_] Disregarded entity    [_] Partnership         [_] Simple trust
   [_] Grantor trust          [_] Complex trust  [_] Estate       [_] Government            [_] International
   [_] Central bank of issue  [_] Tax-exempt     [_] Private                                    Organization
                                  organization       foundation
------------------------------------------------------------------------------------------------------------------------------------
4  Permanent residence address (street, apt. or suite no., or rural route).  DO NOT USE A P.O. BOX OR IN-CARE-OF ADDRESS.

------------------------------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code where appropriate.       Country (do not abbreviate)

------------------------------------------------------------------------------------------------------------------------------------
5  Mailing address (if different from above)

------------------------------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code where appropriate.       Country (do not abbreviate)

------------------------------------------------------------------------------------------------------------------------------------
6  U.S. taxpayer identification number, if required (see instructions)       7  Foreign tax identifying number, if any (optional)

                                      [_]  SSN or ITIN       [_]  EIN
------------------------------------------------------------------------------------------------------------------------------------
8     Reference number(s) (see instructions)

------------------------------------------------------------------------------------------------------------------------------------
PART II         CLAIM OF TAX TREATY BENEFITS (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
9  I CERTIFY THAT (CHECK ALL THAT APPLY):
   A  [_] The beneficial owner is a resident of _________ within the meaning of the income tax treaty between the United States and that country.
   B  [_] If required, the U.S. taxpayer identification number is stated on line
          6 (see instructions).
   C  [_] The beneficial owner is not an individual, derives the item (or items)
          of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
   D [_]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a
          U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
   E [_]  The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file
          Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10   SPECIAL RATES AND CONDITIONS (IF APPLICABLE--SEE INSTRUCTIONS): The
     beneficial owner is claiming the provisions of Article _______ of the treaty identified on line 9a above to claim a __________% rate of withholding on (specify type of income): identified on line 9a above to claim a __________% rate of withholding on (specify type of income
     Explain the reasons the beneficial owner meets the terms of the treaty article:

     -------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PART III     NOTIONAL PRINCIPAL CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
11   [_]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United
          States. I agree to update this statement as required.
------------------------------------------------------------------------------------------------------------------------------------
PART IV      CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Under penalty of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
o    I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
o    The beneficial owner is not a U.S. person,
o    The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
o    For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.
------------------------------------------------------------------------------------------------------------------------------------


 SIGN HERE >
              --------------------------------------------------------------------------------- -----------------  -----------------
              Signature of beneficial owner (or individual authorized to sign for beneficial     Date (MM-DD-YYYY) Capacity in which
                                                                                  owner)                                  acting
------------------------------------------------------------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE instructions.       Cat. No. 25047Z                   Form W-8BEN (Rev. 12-2000)
------------------------------------------------------------------------------------------------------------------------------------

     Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.


                     The Information Agent for the Offer is:

                          MELLON INVESTOR SERVICES LLC
                                 44 Wall Street
                                    7th Floor
                               New York, NY 10005
                   Call Toll-Free in the US: +1 (877) 698-6870
                Call Collect if Outside the US: +1 (201) 373-5026